 COMMONWEALTH SELECT SEPARATE ACCOUNT

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2009

The Board of Trustees of Janus Aspen Series (the “Trust”) has approved a plan to liquidate the Janus Growth and Income Portfolio of the Trust (the “Portfolio”).   The liquidation will occur on or about April 30, 2010 (the “Liquidation Date”).  Effective April 28, 2010, the Portfolio will no longer accept investments by either new or existing shareholders.

Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolio may transfer to any of the other investment options available under the Contract.   This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 1-800-366-1492 to make a transfer.   For more information about the other available investment options, please see the prospectus for your Contract.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Sub-Account investing in the Goldman Sachs VIT Money Market Fund.  These funds will remain invested in the Goldman Sachs VIT Money Market Fund until the Contract owner transfers the funds into another investment option.  For more information about the other available investment options, please see the prospectus for your Contract.

For more information about the Liquidation, see the Prospectus Supplement for Janus Aspen Series dated December 29, 2009.

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Commonwealth Annuity Select Resource I/ II (CwA)

Commonwealth Annuity Select Reward (CwA)

Supplement dated March 12, 2010